Ivy Variable Insurance Portfolios

Supplement dated July 14, 2017 to the

Ivy Variable Insurance Portfolios Prospectus

dated April 28, 2017

The following replaces the “Portfolio Manager” section for Ivy VIP Balanced:

Portfolio Managers

Matthew A. Hekman, Vice President of IICO, has managed the Portfolio since August 2014, and Rick Perry, Senior Vice President of IICO, has managed the Portfolio since July 2017.

The following replaces the first sentence of the first paragraph of the “The Management of the Portfolios — Portfolio Management — Ivy VIP Balanced” section:

Ivy VIP Balanced: Matthew A. Hekman and Rick Perry are primarily responsible for the day-to-day portfolio management of Ivy VIP Balanced. Mr. Hekman has held his Portfolio responsibilities since August 2014.

The following is inserted as a new paragraph immediately following the first paragraph of the “The Management of the Portfolios — Portfolio Management — Ivy VIP Balanced” section:

Mr. Perry has held his responsibilities for Ivy VIP Balanced since July 2017. He is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President of and portfolio manager for other investment companies for which IICO or WRIMCO serve as investment manager. Mr. Perry joined WRIMCO in October 2015 as a portfolio manager. Prior to joining WRIMCO, he had served as head of investment grade credit for Aegon USA Investment Management since 2006 and had previously served as a portfolio manager with Aegon since 2001. Mr. Perry graduated from Central College in 1989 with a BA in Accounting and in Business Management and earned an MBA with a concentration in Investments from the University of Iowa in 1992. Mr. Perry is a Chartered Financial Analyst and a Certified Public Accountant.

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